UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                     Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAE Incorporated

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Sean M. Donahue

Goodwin Procter LLP

1900 N Street NW Washington, DC 20036 (202) 346-4207

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News Release

PAE Incorporated Announces Date For Special Meeting

FALLS CHURCH, Va. – PAE Incorporated (“PAE”) has announced that it has set February 10, 2022 as the meeting date for the virtual special meeting of stockholders (the “Special Meeting”) to consider matters related to the proposed acquisition of PAE by an affiliate of Amentum Government Services Holdings LLC (“Amentum”) in an all-cash transaction valued at approximately $1.9 billion, including the assumption of debt and certain fees (the “Merger” or the “proposed transaction”).

At the Special Meeting, PAE’s stockholders will be asked to approve and adopt the previously announced Agreement and Plan of Merger, dated as of October 25, 2021 (as may be amended from time to time, the “Merger Agreement”), and other such proposals as are disclosed in the definitive proxy statement relating to the Merger (the “Proxy”) filed by PAE with the Securities and Exchange Commission (the “SEC”) on January 11, 2022. Holders of PAE’s Class A common stock at the close of business on the record date of January 7, 2022 are entitled to notice of, and to vote at, the Special Meeting.

The Special Meeting will be convened on February 10, 2022 at 9:30 a.m., Eastern Time, in a virtual audio cast format. Stockholders may attend and vote at the Special Meeting by visiting https://www.cstproxy.com/pae/sm2022 and entering the control number found on their proxy card included in their proxy materials.

If the required proposals at the Special Meeting are approved, PAE anticipates that the Merger will close shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

More information about voting and attending the Special Meeting is included in the Proxy, which is available without charge on the SEC’s website at http://www.sec.gov. PAE encourages you to read the Proxy and the other relevant materials carefully. If you have any questions, need assistance voting your shares or need additional copies of the Proxy materials, please contact our proxy solicitor, Okapi Partners LLC, at (877) 279-2311, or banks and brokers can call (212) 297-0720, or by emailing info@okapipartners.com. This notice of Special Meeting and the Proxy are available at https://www.cstproxy.com/pae/sm2022. In addition, copies of the documents filed with the SEC by PAE will also be available free of charge on PAE’s investor relations website at www.investors.pae.com.

About PAE

For more than 66 years, PAE has tackled the world’s toughest challenges to deliver agile and steadfast solutions to the U.S. government and host government partners. With a global workforce of about 20,000 on all seven continents and in approximately 60 countries, PAE delivers a broad range of operational support services to meet the critical needs of our clients. Our headquarters is in Falls Church, Virginia. Find us online at pae.com, on Facebook, Twitter and LinkedIn.

About Amentum

Amentum is a premier global technical and engineering services partner supporting critical programs of national significance across defense, security, intelligence, energy, and environment. Amentum draws from a century-old heritage of operational excellence, mission focus, and successful execution underpinned by a strong culture of safety and ethics. Headquartered in Germantown, Maryland, Amentum employs more than 37,000 people in all 50 states and performs work in 105 foreign countries and territories. Visit amentum.com to explore how Amentum delivers excellence for its customers’ most vital missions.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used herein, words such as “anticipate,” “consider,” “develop,” “estimate,” “expect,” “further,” “intend,” “may,” “plan,” “potential,” “seek,” “will,” and variations of such words and similar expressions as they relate to PAE, its management, the Special Meeting or the proposed transaction are often used to identify such statements as “forward-looking statements.” Such statements reflect the current views of PAE and its management with respect to future events, including the Special Meeting and the proposed transaction, and are subject to certain risks and uncertainties that may cause timing or actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) PAE may be unable to obtain stockholder approval as required for the proposed transaction at the Special Meeting or any subsequent meeting; (ii) other conditions to the closing of the proposed transaction may not be satisfied; (iii) the proposed transaction may involve unexpected costs, liabilities or delays; (iv) the business of PAE may suffer as a result of uncertainty surrounding the proposed transaction or the Special Meeting; (v) shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or the Special Meeting or result in significant costs of defense, indemnification and liability; (vi) PAE may be adversely affected by other economic, business, and/or competitive factors; (vii) the occurrence of any event, change or other circumstances could give rise to the termination of the Merger Agreement or change in the date or occurrence of the Special Meeting; (viii) PAE’s ability to recognize the anticipated benefits of the proposed transaction; (ix) the risk that the proposed transaction or the Special Meeting disrupts PAE’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; and (x) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of PAE and the proposed transaction are set forth in filings that PAE makes with the SEC from time to time, including those listed under “Risk Factors” in PAE’s Annual Report on Form 10-K for the year ended December 31, 2020, and filed with the SEC on March 16, 2021, and amended on May 7, 2021, as updated, or supplemented by subsequent reports that PAE has filed or files with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. PAE assumes no obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Important Information for Investors and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of PAE by an affiliate of Amentum. In connection with the proposed transaction, PAE filed the Proxy on January 11, 2022. The Proxy was filed in connection with the solicitation of proxies from PAE’s shareholders for the proposed transaction. The Proxy will be mailed to PAE’s stockholders seeking approval of the proposed transaction and certain related matters. The Proxy contains important information about the proposed transaction and related matters. BEFORE MAKING A VOTING DECISION, SHAREHOLDERS OF PAE ARE URGED TO READ THE PROXY, AND OTHER RELEVANT DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PAE, THE SPECIAL MEETING, THE PROPOSED TRANSACTION AND RELATED MATTERS. Shareholders may obtain free copies of the Proxy and other documents (when available) that PAE files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PAE will also be available free of charge on PAE’s investor relations website at www.investors.pae.com or by contacting PAE’s Investor Relations Department.

Participants in the Solicitation

PAE and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from PAE’s stockholders in connection with the proposed transaction. Information regarding the ownership of PAE securities by PAE’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about PAE’s directors and executive officers is also available in PAE’s proxy statement for its 2021 annual meeting of stockholders filed with the SEC on April 30, 2021, and is supplemented by other filings made, and to be made, with the SEC by PAE. Additional information regarding persons who may be deemed participants in the solicitation of proxies from PAE’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy. These documents are or will be available free of charge as described above.

For media inquiries regarding PAE, contact:

Celso Puente

Vice President, Marketing and Communications

PAE

240-271-2916

Celso.Puente@pae.com

For investor inquiries regarding PAE, contact:

Mark Zindler

Vice President, Investor Relations

PAE

703-717-6017

Mark.Zindler@pae.com